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EXHIBIT 10.16

                                THE CRONOS GROUP

                          AMENDMENT, DATED JUNE 1, 2001

                                       TO

                             1999 STOCK OPTION PLAN

                           The 1999 Stock Option Plan (the "Plan") of The Cronos Group (the "Company") was adopted and approved by the shareholders of the Company at the annual meeting held January 13, 2000. At the annual meeting of the shareholders of the Company held June 1, 2001, the shareholders approved an amendment to the third sentence of Section 4(a) of the Plan to read, in its entirety, as follows:

                           "The aggregate number of Shares that may be covered
                  by Options granted to any one individual during the term of the Plan shall not exceed One Hundred Thousand (100,000)."

                           After amendment, Section 4 of the Plan reads, in its entirety, as follows:

         "SHARES SUBJECT TO THE PLAN

                           (a) The stock offered under the Plan shall be Shares
                  of Common Stock and may be unissued Shares or Shares now held or subsequently acquired by the Company as treasury Shares, as the Board may from time to time determine. Subject to adjustment as provided herein, the aggregate number of Shares that may be issued under the Plan shall not exceed Five Hundred Thousand (500,000). The aggregate number of Shares that may be covered by Options granted to any one individual during the term of the Plan shall not exceed One Hundred Thousand (100,000).

                           (b) Any Shares subject to an Option granted under the
                  Plan that are not purchased thereunder shall again be available for the granting of Options under the Plan."



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                                  CERTIFICATION

                           The undersigned hereby certifies that he is the duly elected and acting Chief Executive Officer of The Cronos Group, a societe anonyme holding organized and existing under the Grand Duchy of Luxembourg (the "Company"), and that the statements made in the foregoing Amendment, dated June 1, 2001, to the Company's 1999 Stock Option Plan are true.

                           IN WITNESS WHEREOF, the undersigned has executed this Certificate as of February 11, 2002.

                                                     /s/ DENNIS J TIETZ
                                                              Dennis J Tietz



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